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                       Prudential Developing Markets Fund
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                   Prudential Developing Markets Equity Fund
                      Prudential Latin America Equity Fund

                          Supplement Dated May 4, 2000
                       Prospectuses Dated August 10, 1999

   The following information supplements the information contained in the Prospectus of both Prudential Developing Markets Equity Fund and Prudential Latin America Equity Fund, each a series of Prudential Developing Markets Fund, under 'How to Buy, Sell and Exchange Shares of the Funds--How to Buy Shares':

   Effective at the close of business today, the Board of Trustees approved the suspension of the sale of shares to new accounts because the Manager is in the process of preparing a recommendation for the Board of Trustees with respect to the Fund's future, which may include a proposal to liquidate the Fund. The Board expects to reach a decision on this issue during May 2000, and will notify shareholders of its decision promptly. The Fund will continue to offer its shares to certain existing shareholder accounts, including (1) Retirement Programs, PruArray Association Benefit Plans and PruArray Savings Programs that are currently shareholders, and successor or related programs and plans, (2) investors who have executed a Letter of Intent prior to May 3, 2000, (3) shareholders who have elected to reinvest dividends and/or distributions and (4) shareholders participating in automatic investment plans. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights remain in effect.

   The following replaces the information contained in the Prospectus of both Prudential Developing Markets Equity Fund and Prudential Latin America Equity Fund under 'How the Fund is Managed--Portfolio Manager':

   The Fund is co-managed by Daniel J. Duane and William E. Higgins.

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   Dan Duane is a Managing Director of Prudential Investments. Dan joined
Prudential Investments in 1990. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He was awarded the Chartered Financial Analyst (CFA) designation.

   Bill Higgins is a Vice President of Prudential Investments and has been a member of Prudential Investments' global equity investment team since 1991. He has participated in the management of the Fund since its inception and served as a co-manager of the Fund from October 1997 until April 2000. Bill earned a B.A. from Georgetown University, a Ph.D. from Harvard University and an M.B.A. from New York University.